Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-D

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                                        05/15/01


        Blended Coupon                               5.4608%



        Excess Protection Level
          3 Month Average   5.37%
          November, 1998   5.73%
          October, 1998   5.99%
          September, 1998   4.40%


        Cash Yield                                  17.96%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.28%


        Over 35 Day Delinquency                      5.37%


        Seller's Interest                            9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $40,339,382,471.40


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,787,462,952.91